UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2018

Date of reporting period: March 31, 2018

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2018, Causeway Emerging Markets Fund’s (the “Fund’s”) Institutional Class returned 9.63% and Investor Class returned 9.50%, compared to 9.08% for the MSCI Emerging Markets Index (Gross) (“EM Index”). Since the Fund’s inception on March 30, 2007, the Fund’s average annual total returns are 5.70% for the Institutional Class and 5.52% for the Investor Class, compared to 4.95% for the EM Index. As of March 31, 2018, the Fund had net assets of $5.33 billion.

Performance Review

Strength in global economic growth, a weak US dollar, and accommodative monetary policy globally helped propel emerging markets equities to new highs in 2017. The asset class also weathered turbulence in the first quarter of 2018, outpacing developed markets. The strongest performing sectors in the EM Index during the six month period were health care and energy. The weakest performers in the EM Index were the telecommunication services and real estate sectors. All three emerging regions posted positive returns, led by the emerging Europe, Middle East, and Africa (“EMEA”) region, followed by the emerging Asia and emerging Latin America regions.

We use a combination of stock-specific factors and country, currency, sector, and macroeconomic analysis to rank the stocks in our investable universe. Of the factors we use to forecast alpha (performance exceeding the EM Index), our top-down currency factors demonstrated the strongest performance during the period. Our bottom-up earnings growth and technical factors, which measure six- and twelve-month price momentum, also posted positive returns. Our top-down sector and country factors were positive, while the macroeconomic factor delivered negative performance. Our bottom-up valuation factors also posted negative returns for the six months ended March 31, 2018.

Holdings in the financials, energy, and real estate sectors were the largest contributors to the Fund’s performance compared to the EM Index during the period. Holdings in the industrials, health care, and consumer staples sectors offset some of the outperformance. The top stock–level contributors to performance relative to the EM Index were overweight positions in state-owned oil & gas company, PTT Public Co., Ltd. (Thailand) and financial services firm, Sberbank OJSC (Russia), along with having no exposure to EM Index holding Steinhoff International Holdings NV (South Africa), a household goods retailer that declined on news of accounting irregularities. The largest stock-level detractors were underweight positions in electronic & print media platform operator, Naspers Ltd. (South Africa) and biopharmaceutical company, Celltrion, Inc. (South Korea), along with an overweight position in electronics contract manufacturer, Hon Hai Precision Industry Co., Ltd. (Taiwan).

Significant Portfolio Changes

The Fund’s active exposure (exposure relative to the EM Index) to several sectors and countries changed during the period as a result of our quantitative investment process. The largest increases in active weightings were to the consumer discretionary and industrials sectors (though we still maintained an underweight position to the consumer discretionary sector at period end), and the biggest reductions in active weightings were to the information technology and consumer staples sectors. Notable changes in the Fund’s active country weightings included increases to exposures in South Africa, India, and China. We reduced exposures to Taiwan, Poland, and Russia.

2	Causeway Emerging Markets Fund

Significant purchases included new positions in electronic & print media platform operator, Naspers Ltd. (South Africa), and automobile manufacturer, Maruti Suzuki India Ltd. (India), as well as increased positions in oil refining company, SK Innovation Co., Ltd. (South Korea), retail & commercial bank, Bank of China (China), and cement manufacturer, Anhui Conch Cement Co., Ltd. (China). The largest sales included full sales in electric utility, Korea Electric Power Corp. (South Korea), e-commerce company, Jd.com (China), pulp & paper producer, Suzano Papel e Celulose SA (Brazil), and internet services provider Netease.com (China), as well as a reduced exposure to electronics contract manufacturer, Hon Hai Precision Industry Co., Ltd. (Taiwan).

Investment Outlook

Trade tensions continued to mount as the Trump administration announced tariffs on steel and aluminum in early March, after ordering import taxes on solar panels and washing machines in January. Within emerging markets, Russia and Mexico are most exposed, as their metal exports to the United States comprise 0.28 percent and 0.25 percent of their gross domestic products (“GDPs”), respectively. The Fund is overweight Russian companies compared to the EM Index, given favorable valuations, and underweight Mexican stocks, which we view less favorably from valuation, price momentum and macroeconomic perspectives. Many believe China, the largest emerging economy, is the focus of the administration’s protectionist policies. Although the impact of steel and aluminum duties is minimal — China’s exports of steel and aluminum to the United States comprise only 0.2 percent of its GDP — in late March, the Trump administration announced another round of proposed tariffs which more directly target China. Citing the findings of its “Section 301” investigation into China’s practices related to technology transfer, intellectual property, and innovation, the administration recommended 25 percent tariffs on select Chinese imports totaling more than $50 billion. In response, China has proposed its own tariffs ranging from 15-25 percent on a variety of imports from the United States, including pork and soybeans. The risks of a trade war appear to be increasing, but we believe that an agreement will ultimately be reached. Supported by our positive GDP outlook for the economy as well as favorable price momentum and earnings growth expectations for Chinese companies, China continues to be the largest country overweight in the Fund.

We continue to demonstrate a modest preference for cyclicality in the Fund. Cyclical stocks performed well in 2017, narrowing the valuation gap between cyclicals and defensives. However, defensive stocks, as measured by their sensitivity to the return of the FTSE Russell Global Dynamic Index minus the return of the FTSE Russell Global Defensive Index, still trade at a 35 percent premium to cyclicals on a next twelve month price-to-earnings ratio (“NTM P/E”) basis. We continue to find attractive opportunities in the cyclicals universe and the Fund’s current positioning includes overweight positions in companies in the energy and industrials sectors.

After trailing growth stocks significantly in 2017, value stocks modestly outperformed in the first quarter of 2018. The MSCI Emerging Markets Value Index outperformed the MSCI Emerging Markets Growth Index by 0.62 percent in the first quarter. Based on the NTM P/E ratio, emerging markets growth stocks trade at a 72 percent premium to value stocks. Although timing cannot be predicted, we believe value as a style is due for a resurgence, and we continue to emphasize exposure to value factors through our investment process.

Causeway Emerging Markets Fund	3

We thank you for your continued confidence in Causeway Emerging Markets Fund, and look forward to serving you in the future.

March 31, 2018

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

4	Causeway Emerging Markets Fund

March 31, 2018
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Institutional Class	24.91%	8.30%	5.38%	4.30%	5.70%
Investor Class	24.55%	8.04%	5.11%	4.09%	5.52%
MSCI Emerging Markets Index (Gross)	25.37%	9.21%	5.37%	3.36%	4.95%

Inception is March 30, 2007. The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 25, 2018 prospectus, the Fund’s gross ratios of expenses in relation to average net assets were 1.15% and 1.40% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI Emerging Markets Index (Gross) (the “Index”) is a free float-adjusted market capitalization index, designed to measure equity market performance of emerging markets, consisting of 24 emerging country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Emerging Markets Fund	5

SCHEDULE OF INVESTMENTS (000)*

March 31, 2018 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
COMMON STOCK
Brazil — 4.1%
Banco do Brasil SA	4,197,400	$52,559
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,861,700	19,715
Fleury SA	1,172,500	9,667
JBS SA	5,909,200	16,718
Smiles Fidelidade SA	1,166,600	24,682
Suzano Papel e Celulose SA	3,237,100	32,837
Vale SA, Class B ADR	4,880,618	62,082

		218,260

China — 33.1%
Agile Group Holdings Ltd.	8,526,000	17,780
Alibaba Group Holding Ltd. ADR[1]	1,164,163	213,671
Anhui Conch Cement Co. Ltd., Class H	10,087,500	55,511
Bank of China Ltd., Class H	169,473,000	92,576
Beijing Enterprises Holdings Ltd.	2,311,500	12,172
China Communications Construction Co. Ltd., Class H	31,696,000	32,776
China Construction Bank Corp., Class H	171,428,000	179,057
China Everbright International Ltd.	16,382,000	23,131
China Lumena New Materials Corp.[1,2,3]	10,564,000	—
China Mobile Ltd.	7,163,000	65,652
China Mobile Ltd. ADR	626,280	28,652
China Petroleum & Chemical Corp., Class H	126,816,000	112,496
China Railway Construction Corp. Ltd., Class H	16,703,000	16,809
China Railway Group Ltd., Class H	19,230,000	13,393
China Southern Airlines Co. Ltd., Class H	21,532,000	22,502
Citic Pacific Ltd.	12,499,000	17,601
Country Garden Holdings Co. Ltd.	20,038,000	41,836
Dongfeng Motor Group Co. Ltd., Class H	17,176,000	20,052
Fosun International Ltd.	16,516,000	36,237
Geely Automobile Holdings Ltd.	11,105,000	32,540
Guangzhou Automobile Group Co. Ltd., Class H	12,708,000	23,603
Guangzhou R&F Properties Co. Ltd., Class H	10,026,000	25,357

The accompanying notes are an integral part of the financial statements.

6	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
China — (continued)
KWG Property Holding Ltd.	15,313,000	$21,285
New Oriental Education & Technology Group ADR	466,100	40,854
Ping An Insurance Group Co. of China Ltd., Class H	10,479,500	108,051
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	7,988,100	21,503
Shimao Property Holdings Ltd.	9,011,500	25,846
Sinopharm Group Co. Ltd., Class H	5,844,400	29,266
Tencent Holdings Ltd.	6,724,200	360,952
Xinyi Glass Holdings Ltd.	18,184,000	27,679
YY Inc. ADR[1]	327,200	34,421
Zhejiang Expressway Co. Ltd., Class H	14,876,000	15,257

		1,768,518

Czech Republic — 0.3%
CEZ AS	593,917	14,787

Hungary — 0.1%
Richter Gedeon Nyrt	142,008	2,968

India — 8.9%
Adani Ports & Special Economic Zone Ltd.	4,189,815	22,912
Bharat Electronics Ltd.	5,935,530	12,978
Biocon Ltd.	991,688	9,089
Cipla Ltd.	1,544,575	12,948
HCL Technologies Ltd.	2,170,933	32,288
Hindalco Industries Ltd.	10,645,114	35,475
Hindustan Petroleum Corp. Ltd.	4,422,333	23,585
Hindustan Unilever Ltd.	1,755,562	36,038
ICICI Bank Ltd. ADR	3,063,230	27,110
Indiabulls Housing Finance Ltd.	1,639,724	31,389
Jubilant Foodworks Ltd.	641,615	23,078
Larsen & Toubro Ltd.	1,200,998	24,288
Maruti Suzuki India Ltd.	319,316	43,625
Reliance Capital Ltd.	2,464,999	16,189
Reliance Infrastructure Ltd.	1,837,307	12,174

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
India — (continued)
Rural Electrification Corp. Ltd.	6,126,501	$11,803
Sintex Plastics Technology Ltd.[1]	6,456,887	5,751
State Bank of India	3,252,749	12,561
Titan Co. Ltd.	2,074,767	30,127
UPL Ltd.	1,023,466	11,536
Vedanta Ltd.	8,939,958	38,212

		473,156

Indonesia — 0.5%
Gudang Garam Tbk PT	2,164,000	11,428
Indofood Sukses Makmur Tbk PT	17,614,200	9,234
Telekomunikasi Indonesia Persero Tbk PT	25,966,400	6,828

		27,490

Malaysia — 2.8%
AirAsia Bhd	25,057,800	25,758
CIMB Group Holdings Bhd	19,521,700	36,327
Malayan Banking Bhd	16,760,632	45,657
Tenaga Nasional Bhd	9,911,900	41,477

		149,219

Mexico — 1.0%
Alfa SAB de CV, Class A	13,263,160	16,991
Arca Continental SAB de CV	820,147	5,671
Gruma SAB de CV, Class B	901,140	10,338
Grupo Mexico SAB de CV, Class B	5,730,200	19,085

		52,085

Poland — 0.8%
PGE Polska Grupa Energetyczna SA	2,956,228	8,568
Polski Koncern Naftowy Orlen SA	591,568	14,561
Powszechny Zaklad Ubezpieczen SA	1,710,215	20,914

		44,043

The accompanying notes are an integral part of the financial statements.

8	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
Russia — 4.9%
Lukoil PJSC ADR	1,161,213	$80,174
Mobile Telesystems ADR	2,988,200	34,036
Sberbank of Russia ADR	7,173,800	133,988
X5 Retail Group NV GDR	390,971	13,112

		261,310

South Africa — 3.6%
Barclays Africa Group Ltd.	1,562,950	25,032
Barloworld Ltd.	1,783,650	25,117
Exxaro Resources Ltd.	2,180,177	20,123
FirstRand Ltd.	5,586,468	31,568
MMI Holdings Ltd.	6,555,765	12,223
Naspers Ltd., Class N	193,142	47,264
Nedbank Group Ltd.	601,370	14,495
Redefine Properties Ltd.[4]	17,145,713	16,788

		192,610

South Korea — 14.6%
Hana Financial Group Inc.	1,111,741	47,913
Hanwha Corp.	644,868	23,977
Hyosung Corp.	139,177	15,730
Hyundai Marine & Fire Insurance Co. Ltd.	516,988	19,175
KB Financial Group Inc.	1,310,464	76,003
Kia Motors Corp.	647,596	19,399
LG Corp.	480,920	39,477
LG Display Co. Ltd.	585,792	14,267
POSCO	89,293	28,502
POSCO ADR	228,100	17,986
Samsung Electronics Co. Ltd.	110,271	257,646
SK Hynix Inc.	1,537,253	117,772
SK Innovation Co. Ltd.	307,822	61,182
SK Telecom Co. Ltd.	154,654	33,535
SK Telecom Co. Ltd. ADR	248,660	6,010

		778,574

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
Taiwan — 10.0%
Catcher Technology Co. Ltd.	3,570,000	$44,875
Compal Electronics Inc.	18,060,316	12,401
Compeq Manufacturing Co. Ltd.	19,515,000	20,324
FLEXium Interconnect Inc.	5,267,904	18,310
Fubon Financial Holding Co. Ltd.	22,345,000	38,713
HON HAI Precision Industry Co. Ltd.	21,180,623	66,062
Inventec Corp.	23,067,000	18,445
Lite-On Technology Corp.	10,114,202	14,227
Merry Electronics Co. Ltd.	1,784,000	10,418
Pegatron Corp.	11,605,000	29,209
Powertech Technology Inc.	7,264,000	22,899
Taiwan Semiconductor Manufacturing Co. Ltd.	3,934,000	33,322
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,058,200	177,587
WPG Holdings Ltd.	7,197,000	9,370
Yuanta Financial Holding Co. Ltd.	42,454,850	19,591

		535,753

Thailand — 4.4%
Charoen Pokphand Foods PCL	22,442,900	18,152
Kiatnakin Bank PCL	8,240,100	19,013
Krung Thai Bank PCL	12,299,600	7,498
PTT PCL	6,514,800	114,739
Sansiri PCL	204,369,666	10,896
Thai Oil PCL	9,516,700	27,739
Thanachart Capital PCL	11,189,700	18,661
Tisco Financial Group PCL	7,258,100	20,465

		237,163

Turkey — 2.2%
Tekfen Holding AS	7,803,727	33,700
Turkcell Iletisim Hizmetleri AS	8,618,296	33,025
Turkiye Garanti Bankasi AS	11,528,634	31,967
Turkiye Vakiflar Bankasi TAO, Class D	12,715,297	21,055

		119,747

The accompanying notes are an integral part of the financial statements.

10	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
United Arab Emirates — 0.6%
DAMAC Properties Dubai Co. PJSC	11,151,560	$9,095
Dubai Investments PJSC	15,386,350	8,776
Dubai Islamic Bank PJSC	7,796,362	11,271

		29,142

Total Common Stock
(Cost $3,834,600) — 91.9%		4,904,825

PREFERENCE STOCK
Brazil — 2.6%
Braskem SA	1,845,487	26,837
Itausa - Investimentos Itau SA	26,346,201	111,005

		137,842

South Korea — 1.3%
LG Chemical Ltd.	36,289	7,387
Samsung Electronics Co. Ltd.	33,732	64,864

		72,251

Total Preference Stock
(Cost $125,805) — 3.9%		210,093

EXCHANGE TRADED FUNDS
iShares MSCI Emerging Markets ETF	104,105	5,026
Vanguard FTSE Emerging Markets ETF	1,088,981	51,160

Total Exchange Traded Funds
(Cost $56,125) — 1.1%		56,186

Total Investments — 96.9%
(Cost $4,016,530)		5,171,104

Other Assets in Excess of Liabilities — 3.1%		168,047

Net Assets — 100.0%		$5,339,151

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	11

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2018 (Unaudited)

A list of the open futures contracts held by the Fund at March 31, 2018 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Depreciation
MSCI Emerging Markets E-MINI	1,765	Jun-2018	$107,839	$104,823	$(3,016)

*	Except for share data and number of futures contracts.
1	Non-income producing security.
2	Securities considered illiquid. The total market value of such securities as of March 31, 2018 was $– and represented 0.0% of net assets.
3	Security is fair valued at zero due to company’s insolvency. Level 3 security in accordance with fair value hierarchy.
4	Real Estate Investment Trust.
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	Causeway Emerging Markets Fund

SECTOR DIVERSIFICATION

As of March 31, 2018, the sector diversification was as follows (Unaudited):

Causeway Emerging Markets Fund	Common Stock	Preference Stock	% of Net Assets

Information Technology	28.3%	1.2%	29.5%

Financials	22.2	2.1	24.3

Energy	8.5	0.0	8.5

Industrials	8.0	0.0	8.0

Materials	5.9	0.6	6.5

Consumer Discretionary	6.5	0.0	6.5

Telecommunication Services	3.9	0.0	3.9

Real Estate	3.2	0.0	3.2

Consumer Staples	2.0	0.0	2.0

Utilities	1.8	0.0	1.8

Health Care	1.6	0.0	1.6

Total	91.9	3.9	95.8

Exchange Traded Funds			1.1

Other Assets in Excess of Liabilities			3.1

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	13

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY EMERGING MARKETS FUND

3/31/18
ASSETS:
Investments at Value (Cost $4,016,530)	$5,171,104
Cash	164,583
Foreign Currency (Cost $4,090)	4,090
Receivable for Dividends	21,294
Receivable for Fund Shares Sold	10,443
Variation Margin Receivable	2,171
Receivable for Investment Securities Sold	1,031
Receivable for Tax Reclaims	491
Prepaid Expenses	97

Total Assets	5,375,304

LIABILITIES:
Payable for Investment Securities Purchased	21,382
Payable Due to Counterparty	6,202
Payable Due to Adviser	4,518
Payable for Fund Shares Redeemed	1,407
Accrued Foreign Capital Gains Tax on Appreciated Securities	1,315
Payable for Shareholder Service Fees — Investor Class	218
Payable Due to Administrator	122
Unrealized Depreciation on Spot Foreign Currency Contracts	64
Payable for Trustees’ Fees	45
Other Accrued Expenses	880

Total Liabilities	36,153

Net Assets	$5,339,151

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$4,246,894
Distributions in Excess of Net Investment Income	(3,029)
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(55,036)
Net Unrealized Appreciation on Investments	1,154,574
Accrued Foreign Capital Gains Tax on Appreciated Securities	(1,315)
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	79
Net Unrealized Depreciation on Futures Contracts	(3,016)

Net Assets	$5,339,151

Net Asset Value Per Share (based on net assets of $4,403,921,674 ÷ 304,418,489 shares) — Institutional Class	$14.47

Net Asset Value Per Share (based on net assets of $935,228,953 ÷ 64,186,201 shares) — Investor Class	$14.57

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

14	Causeway Emerging Markets Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY EMERGING MARKETS FUND

10/01/17 to 3/31/18
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $5,377)	$42,718
Interest Income	213

Total Investment Income	42,931

EXPENSES:
Investment Advisory Fees	24,647
Custodian Fees	2,012
Shareholder Service Fees — Investor Class	1,060 (1)
Administration Fees	671
Transfer Agent Fees	162
Professional Fees	117
Registration Fees	90
Trustees’ Fees	83
Printing Fees	77
Pricing Fees	16
Line of Credit	5
Other Fees	87

Total Expenses	29,027

Net Investment Income	13,904

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	106,313
Net Realized Gain on Futures Contracts	8,879
Net Realized Loss from Foreign Currency Transactions	(1,553)
Net Change in Unrealized Appreciation on Investments	293,869
Net Change in Unrealized Depreciation on Futures Contracts	(1,664)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	3,465
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	115

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	409,424

Net Increase in Net Assets Resulting from Operations	$423,328

(1)	Fees have been reduced by a one-time adjustment as a result of a management change in accrual estimate in the amount of $56. Excluding the adjustment, shareholder service fees would have been $1,116.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	15

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY EMERGING MARKETS FUND

	10/01/17 to 3/31/18 (Unaudited)	10/01/16 to 9/30/17 (Audited)
OPERATIONS:
Net Investment Income	$13,904	$62,353
Net Realized Gain on Investments	106,313	69,127
Net Realized Gain on Futures Contracts	8,879	13,916
Net Realized Loss from Foreign Currency Transactions	(1,553)	(1,338)
Net Change in Unrealized Appreciation on Investments	293,869	666,740
Net Change in Unrealized Depreciation on Futures Contracts	(1,664)	(1,352)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	3,465	(2,095)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	115	(25)

Net Increase in Net Assets Resulting From Operations	423,328	807,326

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(61,887)	(36,520)
Investor Class	(11,833)	(7,296)

Total Dividends from Net Investment Income	(73,720)	(43,816)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	612,463	560,606
Redemption Fees(2)	51	124

Total Increase in Net Assets	962,122	1,324,240

NET ASSETS:
Beginning of Period	4,377,029	3,052,789

End of Period	$5,339,151	$4,377,029

Undistributed (Distributions in Excess of) Net Investment Income	$(3,029)	$56,787

(1)	See Note 7 in Notes to Financial Statements.
(2)	See Note 2 in Notes to Financial Statements.

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway Emerging Markets Fund

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FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2018 (Unaudited) and the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Period or Fiscal Years

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY EMERGING MARKETS FUND†
Institutional
2018(1)	13.41	0.04	1.24	1.28	(0.22)	—	(0.22)	—	(2)
2017	10.89	0.22	2.46	2.68	(0.16)	—	(0.16)	—	(2)
2016	10.00	0.19	0.86	1.05	(0.16)	—	(0.16)	—	(2)
2015	12.33	0.24	(2.29)	(2.05)	(0.28)	—	(0.28)	—	(2)
2014	11.65	0.28	0.51	0.79	(0.11)	—	(0.11)	—
2013	11.19	0.24	0.50	0.74	(0.28)	—	(0.28)	—
Investor
2018(1)	13.49	0.03	1.24	1.27	(0.19)	—	(0.19)	—	(2)
2017	10.96	0.19	2.48	2.67	(0.14)	—	(0.14)	—	(2)
2016	10.06	0.14	0.90	1.04	(0.14)	—	(0.14)	—	(2)
2015	12.40	0.29	(2.39)	(2.10)	(0.24)	—	(0.24)	—	(2)
2014	11.72	0.23	0.53	0.76	(0.08)	—	(0.08)	—
2013	11.26	0.20	0.51	0.71	(0.25)	—	(0.25)	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate for the period indicated and have not been annualized.
(2)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(3)	The ratio of expenses to average net assets has been reduced by a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Excluding the adjustment, the annualized ratio of expenses to average net assets would have been 1.38%.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

18	Causeway Emerging Markets Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

14.47	9.63	4,403,922	1.13		0.61	23
13.41	25.08	3,565,886	1.15		1.82	50
10.89	10.70	2,469,222	1.18		1.89	73
10.00	(16.94)	1,348,773	1.19		2.06	100
12.33	6.84	852,202	1.20		2.31	112
11.65	6.54	211,572	1.30		2.09	95

14.57	9.50	935,229	1.37	(3)	0.35	23
13.49	24.71	811,143	1.40		1.56	50
10.96	10.23	583,567	1.43		1.43	73
10.06	(17.17)	614,307	1.46		2.55	100
12.40	6.55	68,113	1.45		1.89	112
11.72	6.28	40,088	1.55		1.69	95

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway Emerging Markets Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available) are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded, and such settlement prices are provided by an independent source. On days when there is excessive volume or market volatility or when a futures contract does not end trading by the time the Fund calculates its net asset value, the settlement price may not be available at the time the Fund calculates its net asset value. On such days, the best available price (which is typically the last sale price) may be used to value the Fund’s futures contracts.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the

20	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in a designated exchange-traded fund that trades in the U.S. that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar asset or liability in active markets, quoted prices for identical or similar asset or liability in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Causeway Emerging Markets Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at March 31, 2018 (000):

Investments in Securities	Level 1	Level 2†	Level 3††		Total
Common Stock
Brazil	$218,260	$—	$—		$218,260
China	346,864	1,421,654	—	^	1,768,518
Czech Republic	14,787	—	—		14,787
Hungary	—	2,968	—		2,968
India	27,110	446,046	—		473,156
Indonesia	—	27,490	—		27,490
Malaysia	—	149,219	—		149,219
Mexico	52,085	—	—		52,085
Poland	—	44,043	—		44,043
Russia	34,036	227,274	—		261,310
South Africa	—	192,610	—		192,610
South Korea	23,995	754,579	—		778,574
Taiwan	177,587	358,166	—		535,753
Thailand	—	237,163	—		237,163
Turkey	—	119,747	—		119,747
United Arab Emirates	11,271	17,871	—		29,142

Total Common Stock	905,995	3,998,830	—		4,904,825

Preference Stock
Brazil	137,842	—	—		137,842
South Korea	—	72,251	—		72,251

Total Preference Stock	137,842	72,251	—		210,093

Exchange Traded Funds	56,186	—	—		56,186

Total Investments in Securities	$1,100,023	$4,071,081	$—		$5,171,104

Other Financial Instruments	Level 1 (000)	Level 2 (000)	Level 3 (000)		Total (000)
Futures Contracts*	$(3,016)	$—	$—		$(3,016)

Total Other Financial Instruments	$(3,016)	$—	$—		$(3,016)

*	Futures contracts are valued at the unrealized depreciation on the instruments.
†	Holdings represent securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading and/or due to “foreign line” securities using “local line” prices. Securities with a value of $55,324 (000), which represented 1.0% of the net assets of the Fund, transferred from Level 2 to Level 1 since the prior fiscal year end, primarily due to market movements following the close of local trading that triggered the fair valuation of certain securities at the beginning of the fiscal year but did not trigger fair valuation at the end of the period. Securities with a value of $47,874 (000), which represented 0.9% of the net assets of the Fund, transferred from Level 1 to Level 2 at period end primarily due to market movements following the close of local trading that triggered fair valuation at the end of the period.

††	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Security is fair valued at zero due to company’s insolvency. Level 3 security in accordance with fair value hierarchy.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures and/or due to adjustments to security values due to “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade in a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by

22	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

For the six months ended March 31, 2018, no securities transferred in or out of Level 3. Transfers between levels are recognized at period end.

For the six months ended March 31, 2018, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Causeway Emerging Markets Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Futures Contracts – To the extent consistent with its investment objective and strategies, the Funds may use futures contracts for cash management as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of March 31, 2018.

For the six months ended March 31, 2018, the average monthly notional amount of long futures contracts held was $93,313,883.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2018, the Institutional Class and Investor Class retained $44,436 and $6,648 in redemption fees, respectively.

24	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2019 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the six months ended March 31, 2018.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2018, the Investor Class paid 0.24% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution

Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2018, approximately $413 thousand of the net assets were held by investors affiliated with the adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2018, for the Fund were as follows:

Purchases (000)	Sales (000)
$1,645,760	$1,109,476

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to risks in addition to those of U.S. securities. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Causeway Emerging Markets Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The Fund may use futures contracts, including futures contracts based on emerging markets indices, to obtain exposures to emerging markets for cash management or other reasons.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the six months ended six months, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $1,314,698.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows (000):

	Ordinary Income	Total
2017	$43,816	$43,816
2016	31,585	31,585

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$66,955
Capital Loss Carryforwards	(151,490)
Unrealized Appreciation	827,188
Other Temporary Differences	(4)

Total Distributable Earnings	$742,649

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward are as follows:

Short-Term Loss	Long-Term Loss	Total
$95,653	$55,837	$151,490

26	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

At March 31, 2018, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$4,235,915	$1,272,542	$(232,529)	$1,040,013

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2018 (Unaudited)		Fiscal Year Ended September 30, 2017 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	64,787	$930,953	91,853	$1,094,101
Shares Issued in Reinvestment of Dividends and Distributions	3,729	51,902	2,940	29,814
Shares Redeemed	(29,986)	(430,058)	(55,550)	(645,731)

Increase in Shares Outstanding Derived from Institutional Class Transactions	38,530	552,797	39,243	478,184

Investor Class
Shares Sold	8,052	117,362	14,147	169,231
Shares Issued in Reinvestment of Dividends and Distributions	840	11,781	712	7,272
Shares Redeemed	(4,818)	(69,477)	(7,981)	(94,082)

Increase in Shares Outstanding Derived from Investor Class Transactions	4,074	59,666	6,878	82,421

Net Increase in Shares Outstanding from Capital Share Transactions	42,604	$612,463	46,121	$560,605

8.	Significant Shareholder Concentration

As of March 31, 2018, two of the Fund’s shareholders of record owned 49% of net assets in the Institutional Class. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

Causeway Emerging Markets Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, entered into an agreement on February 24, 2015, as amended by Amendment No. 1, dated as of February 24, 2016, Amendment No. 2, dated as of February 22, 2017, and Amendment No. 3, dated as of February 21,

2018, which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 21, 2019. The proceeds from the borrowings, if any, shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. As of March 31, 2018, there were no borrowings outstanding under the line of credit.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

28	Causeway Emerging Markets Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2017 to March 31, 2018).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Emerging Markets Fund	29

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/17	Ending Account Value 03/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Emerging Markets Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,096.30	1.13%	$5.93

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.27	1.13%	$5.71
Causeway Emerging Markets Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,095.00	1.37%	$7.16

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.09	1.37%	$6.90

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	The ratio of expenses to average net assets has been reduced by a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Excluding the adjustment, the annualized ratio of expenses to average net assets would have been 1.38%, ending account values would have been $1,095.00 and $1,018.05 for actual and hypothetical returns, respectively, and expenses paid during the period would have been $7.21 and $6.94 for actual and hypothetical returns, respectively.

30	Causeway Emerging Markets Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-004-1000

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant because it is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant because it is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has not been any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2018

By	/s/ Eric Kleinschmidt, Treasurer
Eric Kleinschmidt, Treasurer

Date: June 8, 2018